UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	October 9, 2012

Multimedia Games Holding Company, Inc.

(Exact name of Registrant as Specified in its Charter)

000-28318

(Commission File Number)

Texas	74-2611034
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

206 Wild Basin Road South, Bldg. B Austin, Texas	78746
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (512) 334-7500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On October 9, 2012, Multimedia Games Holding Company, Inc. (the “Company”) announced that Jerome R. Smith the Company's Senior Vice President, General Counsel, Chief Compliance Officer, and Corporate Secretary has resigned effective October 8, 2012. Mr. Smith's new title will be Legal Strategic Advisor – M&A, IP and Compliance, and Mr. Smith will be working full time reporting to Patrick J. Ramsey, the Company's President and Chief Executive Officer. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated October 9, 2012*

 * furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTIMEDIA GAMES HOLDING COMPANY, INC.

Dated: October 12, 2012	By:	/s/ Adam Chibib
Adam Chibib
Senior Vice President, Chief Financial Officer and Interim Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated October 9, 2012*

 * furnished herewith